                                                                    Exhibit 3.40

                             CERTIFICATE CONCERNING
                        DISTRIBUTION OF REDUCTION SURPLUS
                       OF GOODHEW AMBULANCE SERVICE, INC.,
                            a California Corporation

          We, the undersigned, to wit, WILLIAM I. GOODHEW and BRUNO BAKEY, being respectively the President and Treasurer of GOODHEW AMBULANCE SERVICE, INC., a California corporation, do hereby certify:

          1. That the stated capital of said corporation has been reduced as of January 30, 1956 from $77,500.00 to $48,400.00.

          2. That the estimated amount of the debts and liabilities of said corporation as of January 30, 1956 is the sum of $40,226.65.

          3. That the estimated fair present value of the assets of said corporation at all times herein mentioned has been and now is the sum of $160,965.45.

          4. That the amount of reduction surplus resulting from the aforementioned is the sum of $29,100.00, which amount is proposed to be withdrawn and utilized by the corporation together with earned surplus of said corporation in the sum of $20,900.00, in paying over a period of time a promissory note of the corporation in the principal sum of $50,000.00 given by the corporation in the purchase of 291 of its issued and outstanding shares of capital stock, each of the par value of $100.00 for a total aggregate consideration as evidenced by said promissory note in the sum of $50,000.00.

          5. That the board of directors of said corporation has determined by resolution duly adopted at a meeting held on the 30th day of January, 1956, that by the proposed withdrawal and distribution of such surplus the corporation will not be rendered unable to satisfy its debts and liabilities when they fall due, and that the assets of the corporation after such distribution or withdrawal taken at their fair present value are at least equal to one and a quarter times its debts and liabilities.

          IN WITNESS WHEREOF, we have executed this certificate on the 30 day of January, 1956.

GOODHEW AMBULANCE SERVICE, INC.


By /s/ William I. Goodhew
   ------------------------------------
   William I. Goodhew, President


By /s/ Bruno Bakey
   ------------------------------------
   Bruno Bakey, Secretary

STATE OF CALIFORNIA     )
                        )   SS.
COUNTY OF LOS ANGELES   )

     WILLIAM I. GOODHEW and BRUNO BAKEY, being first duly sworn, each for himself deposes and says: That they are respectively the President and Treasurer of GOODHEW AMBULANCE SERVICE, INC., the corporation mentioned in the foregoing certificate, that they have read said certificate, and that all of the statements made therein are true of their own knowledge.


                                          /s/ William I. Goodhew
                                          --------------------------------------
                                          William I. Goodhew


                                          /s/ Bruno Bakey
                                          --------------------------------------
                                          Bruno Bakey

Subscribed and sworn to before me this 30 day of January, 1956.


---------------------------------------
Notary Public in and for said County
and State.

                            ARTICLES OF INCORPORATION

                                       OF

                         GOODHEW AMBULANCE SERVICE, INC.

                                       I.

                        The name of this corporation is:

                         GOODHEW AMBULANCE SERVICE, INC.

                                       II.

          The purposes for which this corporation is formed are:

          (a) - To carry on, operate and conduct a general ambulance service business and for the purpose of carrying on, operating and conducting said business, to buy, own, use, sell, lease and convey any and all kinds of property, both real and personal, which may be reasonably necessary or convenient for the said business, and generally to do all things that may be necessary or convenient in the conduct of such business.

          (b) - To enter into, make, perform and carry out contracts of every sort and kind which may be necessary or convenient for the business of this corporation, with any person, firm, corporation, private, public or municipal, body politic, or any state, territory or municipality of the United States, or any foreign government, colony or body politic.

          (c) - To acquire by purchase, subscription or otherwise held, mortgage, pledge, sell, assign, transfer, exchange, or otherwise dispose of shares of the stock of, or voting trust certificates for shares of the stock of, or any bonds, or other securities, evidences of indebtedness or obligations created by, any other corporation or corporations organized under the laws of the State of California, or of any other state, or of any country, nation or government, and to pay therefor, in whole or in part, with cash or other property or with shares, bonds or other obligations of this corporation, and while the owner or holder of any such shares, or voting trust certificates for shares, or bonds or other securities or evidences of indebtedness or obligations of any such other corporation or corporations, to possess and exercise in respect thereof all the rights, powers and privileges of ownership, including the right to vote thereon, and to consent in respect thereof for any and all purposes.

          (d) - To promote, aid and Assist, financially or otherwise, corporations, co-partnerships, joint stock companies, syndicates, trustees, associations and individuals to the extent legally permissible to a corporation organized under the laws of the state of California; and to a like extent to endorse or underwrite the shares, bonds, debentures, notes, securities or other obligations or undertakings of any syndicate, trustee or individual, and to guarantee the payment upon bonds, notes, debentures or other obligations of, or the performance of any contracts by, any corporation, co-partnership, joint stock company, association, syndicate, trustee or individual.

          (e) - To adopt, apply for, obtain, register, purchase, lease or otherwise acquire, and to maintain, protect, hold use, own, exercise, develop, operate and introduce, and to sell, grant licenses or other rights in respect of, assign or otherwise dispose of or turn to account any trade-marks, trade names, patents, patent rights, copyrights and distinctive marks and rights analogous thereto, and inventions, improvements, processes, formulas and the like, including such thereof as may be covered by, used in connection with, or secured or received under, letters patent of the United States of America, or elsewhere, or otherwise, which may be deemed capable of use in connection with the business of the corporation, and to acquire, use, exercise or otherwise turn to account licenses in respect of any such trade-marks, trade names, patents, patent rights, copyrights, inventions, improvements, processes, formulas and the like.

          (f) - To acquire all or any part of the good will, rights, assets and business of any person, firm, association, or corporation heretofore or hereafter engaged in any business, in whole or in part, similar to the business of this corporation, and to hold, utilize, and in any manner dispose of the whole or any part of the rights and assets so acquired, and to conduct in any lawful manner the whole or any part of the business thus acquired.

          (g) - To purchase, lease as lessee, take in exchange, or otherwise acquire, and to own, hold, operate, sell, assign, transfer, convey, exchange, lease as lessor, mortgage, pledge, or otherwise dispose of, and encumber, real and personal property of every class and description, and rights and privilege therein, in the state of California, and in any or all other states, territories, districts, possessions, colonies, and dependencies of the United States of America and in any or all foreign countries which maybe suitable or convenient in connection with the business of this corporation.

          (h) - To borrow or raise moneys for any of the purposes of this corporation without limit as to amount, and from time to time, to issue bonds, debentures, notes or other obligations, secured or unsecured, of this corporation for moneys so borrowed, or in payment for property acquired, or for any of the other objects and purposes of this corporation, or in connection with its business: to secure such bonds, debentures, notes and other obligations by mortgage or mortgages, or deed or deeds of trust, or pledge or other lien upon any or all of the property, rights, privileges or franchises of this corporation, wheresoever situated, acquired or to be acquired, and to pledge, sell or otherwise dispose of any or all other obligations of this corporation for its corporate purposes.

          (i) - To join and become a party to, and to participate in, any plan or agreement for the reorganization of, or the readjustment of the capital structure of, or for the composition of the creditors of, any other corporation, shares of which, or voting trust certificates for the shares of which, or bonds or other securities by evidences of indebtedness or obligations created by which, this corporation may own, hold or be possessed of, or entitled to a beneficial interest in, and to possess, exercise and enjoy any and all rights, powers and privileges, for any purpose under the terms of such plan or agreement, to the same extent that an individual would be entitled to.

          (j) - In connection with the purchase, lease or other acquisition by this corporation of any property, of whatsoever nature, to pay therefor in cash or property, or to issue in exchange therefor shares, bonds or other securities or evidences of indebtedness of this corporation, and to assume in connection with any such acquisition any liabilities of any person, firm, association or corporations.

          (k) - To carry out all or any part of the foregoing objects and purposes as principal, agent, contractor or otherwise, either alone, or in conjunction with any person, firm, association or other corporation, and in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its objects or purposes, to make and perform such contracts and to exercise any and all such powers, as a natural person would lawfully make, perform, do or exercise, provided that the same be not inconsistent with the laws of the State of California.

          (l) - To conduct its business in all or any of its branches in the State of California, and in any or all other states, territories, possessions, colonies, and dependencies of the United States of America, and in the District of Columbia, and in any or all foreign countries, and to have one or more offices within and outside the State of California.

          (m) - To do any and all things necessary, suitable, convenient or proper for, or in connection with, or incidental to, the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated, or designed directly or indirectly to promote the interests of this corporation, or to enhance the value of any of its properties, and in general to do any and all things and exercise any and all powers which it may now or hereafter be lawful for the corporation to do or to exercise under the laws of the State of California that may now or hereafter be applicable to this corporation.

          (n) - The business or purpose of this corporation is from time to time, and at any time, to do one or more of the acts and things herein set forth, and to have all the powers, rights and privileges now or hereafter conferred by the laws of the State of California upon corporations organized under the general laws of California authorizing the formation of corporations; provided, however, that nothing herein contained shall be deemed to authorize this corporation to construct, hold, maintain or operate, within the state of California, urban railroads, or interurban or street railways or telephone lines, or to carry on within the state the business of a gas, electric, steam, heat or power company, or to carry on within said state any other public utility business.

          (o) - The objects specified herein shall, except as otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause or paragraph of these Articles. The objects, purposes and powers specified in each of the clauses or paragraphs in these Articles shall be regarded as independent objects, purposes or powers.

          The foregoing shall be construed as objects and powers, and the enumeration thereof shall not be held to limit or restrict in any manner the general powers now or hereafter conferred on this corporation by the laws of the State of California.

                                      III.

          The County in the State of California where the principal office for the transaction of business of this corporation is to be located is in Los Angeles County.

                                       IV.

          This corporation is authorized to issue only one class of shares of stock. The total number of such shares is none hundred fifty (950) shares, of the aggregate par value of Ninety-five Thousand Dollar; ($95,000.00), and all such shares shall be of the par value of One Hundred Dollars ($100.00) each.

                                       V.

          No distinction shall exist between the shares of this corporation or the holders thereof.

                                       VI.

          That the number of its directors shall be four (4), and the names and addresses of the persons who are appointed to act until the first annual meeting of shareholders, or until the election and qualification of their successors, are as follows:

          JAMES H. GOODHEW, SR., Los Angeles, California
          MELVA T. GOODHEW, Los Angeles, California
          JAMES H. GOODHEW, JR., Los Angeles, California
          IVAN LACHNIT, Los Angeles, California

                                      VII.

          That the capital stock of the corporation shall not be subject to assessment. That the private property of the stockholders, directors and officers shall not be subject to the payment of corporate debts to any extent whatsoever.

                                      VIII.

          The corporation reserves the right to amend, alter, change or repeal any provision in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

          IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, we, the undersigned, constituting the incorporators of this corporation, including the persons named hereinabove as the first directors of this corporation, have executed these Articles of Incorporation this 7 day of December, 1945.


                                          /s/ James H. Goodhew, Sr.
                                          --------------------------------------
                                          JAMES H. GOODHEW, SR.


                                          /s/ Melva T. Goodhew
                                          --------------------------------------
                                          MELVA T. GOODHEW


                                          /s/ James H. Goodhew, Jr.
                                          --------------------------------------
                                          JAMES H. GOODHEW, JR.


                                          /s/ Ivan Lachnit
                                          --------------------------------------
                                          IVAN LACHNIT

STATE OF CALIFORNIA,        )
   County of Los Angeles.   )   ss.

          On this 7 day of December, 1945, before me, a Notary Public in and for the County of Los Angeles, State of California, residing therein, duly commissioned and sworn, personally appeared JAMES H. GOODHEW, SR., MELVA T. GOODHEW, JAMES H. GOODHEW, JR. AND IVAN LACHNIT, known to me to be the persons whose names are subscribed to the foregoing Articles of Incorporation, and acknowledged to me that they executed the same.

          WITNESS my hand and official seal.


/s/ X
---------------------------------------
NOTARY PUBLIC in and for said
County and State.

                               AGREEMENT TO MERGE
                                  with and into
                                under the name of
                        "Goodhew Ambulance Service Inc."

          Acting Secretary of State Goodhew Ambulance Service, Inc., a California Corporation, hereinafter sometimes called "Goodhew", and G.A.S. Leasing Corporation, a California Corporation, hereinafter sometimes called "G.A.S.", agree effective January 1, 1994, as follows:

                 ARTICLE 1. RECITALS OF CONSTITUENT CORPORATIONS

                            Disappearing Corporation

     Section 1.01 G.A.S. is a corporation duly organized, validly existing, and in good standing under the laws of the State of California ("the disappearing corporation").

                                    Survivor

     Section 1.02 Goodhew is a corporation duly organized, validly existing, and in good standing under the laws of the State of California.

                          Which Corporation Is Survivor

     Section 1.03 Goodhew is to be the surviving corporation ("surviving corporation"), as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

                                ARTICLE 2. MERGER

                              Surviving Corporation

     G.A.S. shall be merged into Goodhew under the laws of the State of California.

                         ARTICLE 3. TERMS AND CONDITIONS

                               Negative Covenants

     Section 3.01. Between the date of this agreement and the date on which the merger shall become effective, either constituent corporation shall not:

     (a) Declare or pay any dividends to its shareholders.

     (b) Except in the normal course of business and for adequate value, dispose of any of its assets.

                        Further Assignments or Assurances

     Section 3.02. If at any time the surviving corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the surviving corporation the title to any property or rights of Goodhew, or otherwise carry out the provisions hereof, the proper officers and directors of G.A.S., as of the effective date of the merger, shall execute and deliver all proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the surviving corporation, and otherwise carry out the provisions hereof.

                      ARTICLE 4. BASIS OF CONVERTING SHARES

                                      Basis

     Section 4.01. (a) G.A.S. and Goodhew agree that G.A.S. has a fair market value of Two Million, Three Hundred Nine Thousand, Nine Hundred Thirteen Dollars ($2,309,913) and Goodhew has a fair market value of Twenty Million, One Hundred Eighty Seven, Six Hundred Dollars ($20,187,600).

     (b) At the effective date of the merger, January 1, 1994, all of the outstanding shares of the common stock of the disappearing corporation, each share having a value of $231.00 per share, or 10,000 shares (other than shares held by disappearing corporation as treasury shares) shall be converted into 50 shares of common stock, each share having a value of Forty Six Thousand, Two Hundred Ninety One and 18/100 Dollars (46,291.18) per share of the surviving corporation. The total number of shares of stock of the surviving Corporation after the merger shall be Four Hundred Eight Six (486) Shares.

     (c) Any shares of the disappearing corporation, common or preferred, held by the disappearing corporation in its treasury on the effective date of the merger shall be surrendered to the surviving corporation for cancellation.

     (d) A Schedule ("Schedule") of Shareholders of the disappearing corporation's shareholders and the stock they shall receive pursuant to this agreement is attached hereto and made a part hereof as Exhibit "A".

                                    Exchange

     Section 4.02. Each holder of the shares of the disappearing corporation shall surrender their shares, properly endorsed, to the surviving corporation or its agent, and shall thereupon receive in exchange therefor a certificate or certificates representing the number of shares of the surviving corporation into which the shares of the disappearing corporation have been converted.

                               Shares of Survivor

     Section 4.03. The presently outstanding 436 shares of common stock of Goodhew, shall remain outstanding as common stock of the surviving corporation.


                                     2 of 4

                              ARTICLE 5. DIRECTORS

                                Board of Survivor

     Section 5.01. The present Board of Directors of Goodhew shall continue to serve as the Board of Directors of the surviving corporation until the next annual meeting or until such time as their successors have been elected and qualified.

                              Articles of Survivor

     Section 6.01. The articles of Goodhew, as existing on the effective date of the merger, shall continue in full force as the articles of the surviving corporation until altered, amended as provided therein, or as provided by law.

                                ARTICLE 7. BYLAWS

                               Bylaws of Survivor

     Section 7.01. The bylaws of Goodhew, as existing on the effective date of the merger, shall continue in full force as the bylaws of the surviving corporation until altered, amended, or repealed as provided therein or as provided by law.

                    ARTICLE 8. INTERPRETATION AND ENFORCEMENT

                                     Notices

     Section 8.01. Any notice, request, demand, or other communication required or permitted hereunder shall be deemed to be properly given when deposited in the United States mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, addressed:

     (a) In the case of G.A.S. to: G.A.S. Corporation, a California corporation,
Attn.: Walter Howell, 5420 W. Jefferson Blvd., Los Angeles, California 90016, or to such other person or address as G.A.S. may from time to time furnish to Goodhew;

     (b) In the case of Goodhew to: Goodhew Ambulance Service, Inc., a California corporation, Attn.: Walter Howell, 5420 W. Jefferson Blvd., Los Angeles, California 90016, or to such other person or address as Goodhew may from time to time furnish to G.A.S.

                             Counterpart Executions

     Section 8.02. This agreement may be executed in any number of counterparts, each of which shall be deemed an original.


                                     3 of 4

                                 Controlling Law

     Section 8.03. The validity, interpretation, and performance of this agreement shall be controlled by and construed under the laws of the State of California, the state in which this agreement is being executed.

Dated: January 1, 1994

G.A.S. Leasing Corporation,
a California Corporation


By: /s/ James K. Witte
    -----------------------------------
    James K. Witte, Secretary


By: /s/ Walter Howell
    -----------------------------------
    Walter Howell, Chief Executive
    Officer and President


By: /s/ Eloise C. Goodhew
    -----------------------------------
    Eloise C. Goodhew, Chairman of
    the Board of Directors


Goodhew Ambulance Service, Inc.,
a California Corporation


By: /s/ James K. Witte
    -----------------------------------
    James K. Witte, Secretary


By: /s/ Walter Howell
    -----------------------------------
    Walter Howell, Chief Executive
    Officer and President


By: /s/ Eloise C. Goodhew
    -----------------------------------
    Eloise C. Goodhew, Chairman of
    the Board of Directors


                                     4 of 4

                                   EXHIBIT "A"

                            SCHEDULE OF SHAREHOLDERS

SHAREHOLDERS                                              SHARES
------------                                              ------
Eloise C. Goodhew, As Trustee of the William I. Goodhew   9,000 shares
Family Trust Dated 1-24-68, Amended and Restated          converted to 45
04-08-91                                                  shares

Walter Howell and Nancy Howell, Co-Trustees               1,000 shares
of the Howell Family Trust Dated 09-06-89                 converted to 5 shares

                         OFFICERS' CERTIFICATE OF MERGER
                                       FOR
                           G.A.S. LEASING CORPORATION,
                            A CALIFORNIA CORPORATION

     We, the undersigned, do certify that:

     1. We are, and at all times herein mentioned, were the duly elected and qualified Chairman of the Board of Directors and Chief Executive Officer, and Secretary and Treasurer of G.A.S. Leasing Corporation, a California corporation, a corporation organized and existing under the laws of the State of California.

     2. As of December 31, 1993, the principal terms of the merger agreement in the form attached hereto were approved by that corporation by a vote of a number of shares of the sole class of stock of the G.A.S. which equaled or exceeded the vote required, under the General Corporation Law of California, for approval of the principal terms of the merger described in the attached agreement by the outstanding shares of said class of shares of said corporation.

     3. The total number of outstanding shares said corporation entitled to vote on the merger was and is 10,000 shares of common stock.

     4. The percentage vote required, and the number and percentage of affirmative votes cast is as follows:

               Percentage Votes   Affirmative Votes   Percentage Vote
Class:         Required:          Cast:               Obtained:
------         ----------------   -----------------   ---------------
Common Stock          51%           100% (10,000)           100%

     We declare under penalty of perjury that the foregoing matters stated in this certificate are true of our own knowledge. Executed at Redondo Beach, California.

Dated: December 31, 1993


/s/ Walter Howell
---------------------------------------
Walter Howell, Chief Executive
Officer and President


/s/ James K. Witte
---------------------------------------
James K. Witte, Secretary and
Treasurer


/s/ Eloise C. Goodhew
---------------------------------------
Eloise C. Goodhew, Chairman of the
Board of Directors

                         OFFICERS' CERTIFICATE OF MERGER
                                       FOR
                        GOODHEW AMBULANCE SERVICE, INC.,
                            A CALIFORNIA CORPORATION

     We, the undersigned, do certify that:

     1. We are, and at all times herein mentioned, were the duly elected and qualified Chairman of the Board of Directors and Chief Executive Officer, and Secretary and Treasurer of Goodhew Ambulance Service, Inc., a California corporation, a corporation organized and existing under the laws of the State of California.

     2. As of December 31, 1993, the principal terms of the merger agreement in the form attached hereto were approved by that corporation by a vote of a number of shares of the sole class of stock of the Goodhew Ambulance Service, Inc. which equaled or exceeded the vote required, under the General Corporation Law of California, for approval of the principal terms of the merger described in the attached agreement by the outstanding shares of said class of shares of said corporation.

     3. The total number of outstanding shares said corporation entitled to vote on the merger was and is 436 shares of common stock.

     4. The percentage vote required, and the number and percentage of affirmative votes cast is as follows:

               Percentage Votes   Affirmative Votes   Percentage Vote
Class:         Required:          Cast:               Obtained:
------         ----------------   -----------------   ---------------
Common Stock          51%             100% (436)            100%

     We declare under penalty of perjury that the foregoing matters stated in this certificate are true of our own knowledge. Executed at Redondo Beach, California.

Dated: December 31, 1993


/s/ Walter Howell
---------------------------------------
Walter Howell, Chief Executive
Officer and President


/s/ James K. Witte
---------------------------------------
James K. Witte, Secretary and
Treasurer

                           AGREEMENT OF MERGER BETWEEN
                      PROFESSIONAL AMBULANCE SERVICES, INC.
                                       and
                         GOODHEW AMBULANCE SERVICE, INC.
                       (Under Section 1101 of the General
                   Corporation Law of the State of California)

     This Agreement of Merger is entered into between GOODHEW AMBULANCE SERVICE INC., a California corporation (herein "Surviving Corporation") and PROFESSIONAL AMBULANCE SERVICE, INC., a California corporation (herein "Merging Corporation"), on August 7, 1997. The Surviving Corporation and the Merging Corporation agree as follows:

                                    RECITALS

     A. Merging Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Merging Corporation is a wholly owned subsidiary of LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     B. Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Surviving Corporation is a wholly owned subsidiary of LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     C. Surviving Corporation and Merging Corporation are brother-sister corporations, each having the ultimate common parent of CARELINE, INC., a Delaware corporation; and

     D. GOODHEW AMBULANCE SERVICE, INC. is to be the surviving corporation, as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

     IT IS AGREED AS FOLLOWS:

     1. Merger. Merging Corporation shall be merged into GOODHEW AMBULANCE SERVICE, INC. under the laws of the State of California.

     2. Further Assignments or Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the Surviving Corporation the title to any property or rights of Merging Corporation, or otherwise carry out the provisions hereof, the proper officers and directors of Merging Corporation, as of the effective date of the merger, shall execute and deliver all proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the Surviving Corporation, and otherwise carry out the provisions hereof.

     3. Basis of Converting Shares.

          (a) At the effective date of the merger, each share of the common stock of the Merging Corporation (other than shares held by Merging Corporation as treasury shares) shall be converted into one (1) fully paid and non-assessable share of common stock of the Surviving Corporation.

          (b) Any shares of the Merging Corporation, common or preferred, held by the Merging Corporation in its treasury on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation.

     4. Board of Survivor. The present Board of Directors of GOODHEW AMBULANCE SERVICE, INC. shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

     5. Articles of Survivor. The Articles of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the Articles of the Surviving Corporation until altered, amended as provided therein, or as provided by law.

     6. Bylaws of Survivor. The bylaws of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     7. Miscellaneous.

          (a) This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (b) The validity, interpretation, effect of, effective date and performance of this agreement shall be controlled by and construed under the laws of the State of California, the state in which this agreement is being executed.

     Executed on August 7, 1997, at Fremont, California.

PROFESSIONAL AMBULANCE SERVICE, INC.


By: /s/ Gregory K. Guckes
    -----------------------------------
    Gregory K. Guckes, President


By: /s/ William B. Cooper
    -----------------------------------
    William B. Cooper, Assistant
    Secretary


GOODHEW AMBULANCE SERVICE, INC.


By: /s/ Gregory K. Guckes
    -----------------------------------
    Gregory K. Guckes, President


By: /s/ William B. Cooper
    -----------------------------------
    William B. Cooper, Assistant
    Secretary

                         GOODHEW AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of GOODHEW AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 7, 1997


/s/ Gregory K. Guckes
---------------------------------------
Gregory K. Guckes, President


/s/ William B. Cooper
---------------------------------------
William B. Cooper, Assistant
Secretary

                      PROFESSIONAL AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of PROFESSIONAL AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 7, 1997


/s/ Gregory K. Guckes
---------------------------------------
Gregory K. Guckes, President


/s/ William B. Cooper
---------------------------------------
William B. Cooper, Assistant Secretary

                           AGREEMENT OF MERGER BETWEEN
                         WILSON AMBULANCE SERVICES, INC.
                                       and
                         GOODHEW AMBULANCE SERVICE, INC.
                       (Under Section 1101 of the General
                   Corporation Law of the State of California)

     This Agreement of Merger is entered into between GOODHEW AMBULANCE SERVICE INC., a California corporation (herein "Surviving Corporation") and WILSON AMBULANCE SERVICE, INC., a California corporation (herein "Merging Corporation"), on August 7, 1997. The Surviving Corporation and the Merging Corporation agree as follows:

                                    RECITALS

     A. Merging Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Merging Corporation is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE WEST, a California corporation, which is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     B. Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Surviving Corporation is a wholly owned subsidiary of LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     C. Surviving Corporation and Merging Corporation are brother-sister corporations, each having the ultimate common parent of CARELINE, INC., a Delaware corporation; and

     D. GOODHEW AMBULANCE SERVICE, INC. is to be the surviving corporation, as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

     IT IS AGREED AS FOLLOWS:

     1. Merger. Merging Corporation shall be merged into GOODHEW AMBULANCE SERVICE, INC. under the laws of the State of California.

     2. Further Assignments or Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the Surviving Corporation the title to any property or rights of Merging Corporation, or otherwise carry out the provisions hereof, the proper officers and directors of Merging Corporation, as of the effective date of the merger, shall execute and deliver all proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the Surviving Corporation, and otherwise carry out the provisions hereof.

     3. Basis of Converting Shares.

     (a) At the effective date of the merger, each share of the common stock of the Merging Corporation (other than shares held by Merging Corporation as treasury shares) shall be converted into one (1) fully paid and non-assessable share of common stock of the Surviving Corporation.

     (b) Any shares of the Merging Corporation, common or preferred, held by the Merging Corporation in its treasury on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation.

     4. Board of Survivor. The present Board of Directors of GOODHEW AMBULANCE SERVICE, INC. shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

     5. Articles of Survivor. The Articles of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the Articles of the Surviving Corporation until altered, amended as provided therein, or as provided by law.

     6. Bylaws of Survivor. The bylaws of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     7. Miscellaneous.

          (a) This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (b) The validity, interpretation, effect of, effective date and performance of this agreement shall be controlled by and construed under the laws of the State of California, the state in which this agreement is being executed.

Executed on August 7, 1997, at Fremont, California.

WILSON AMBULANCE SERVICE, INC.


By: /s/ Gregory K. Guckes
    -----------------------------------
    Gregory K. Guckes, President


By: /s/ William B. Cooper
    -----------------------------------
    William B. Cooper, Assistant
    Secretary

GOODHEW AMBULANCE SERVICE, INC.


By: /s/ Gregory K. Guckes
    -----------------------------------
    Gregory K. Guckes, President


By: /s/ William B. Cooper
    -----------------------------------
    William B. Cooper, Assistant
    Secretary

                         GOODHEW AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of GOODHEW AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 7, 1997


/s/ Gregory K. Guckes
---------------------------------------
Gregory K. Guckes, President


/s/ William B. Cooper
---------------------------------------
William B. Cooper, Assistant Secretary

                         WILSON AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of WILSON AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 7, 1997


/s/ Gregory K. Guckes
---------------------------------------
Gregory K. Guckes, President


/s/ William B. Cooper
---------------------------------------
William B. Cooper, Assistant Secretary

                           AGREEMENT OF MERGER BETWEEN
                         CRIPPEN AMBULANCE SERVICE, INC.
                                       and
                         GOODHEW AMBULANCE SERVICE, INC.
                       (Under Section 1101 of the General
                   Corporation Law of the State of California)

     This Agreement of Merger is entered into between GOODHEW AMBULANCE SERVICE, INC., a California corporation (herein "Surviving Corporation") and CRIPPEN AMBULANCE SERVICE, INC., a California corporation (herein "Merging Corporation"), on August 7, 1997. The Surviving Corporation and the Merging Corporation agree as follows:

                                    RECITALS

     A. Merging Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Merging Corporation is a wholly owned subsidiary of LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     B. Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Surviving Corporation is a wholly owned subsidiary of LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     C. Surviving Corporation and Merging Corporation are brother-sister corporations, each having the ultimate common parent of CARELINE, INC., a Delaware corporation; and

     D. GOODHEW AMBULANCE SERVICE, INC. is to be the surviving corporation, as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

     IT IS AGREED AS FOLLOWS:

     1. Merger. Merging Corporation shall be merged into GOODHEW AMBULANCE SERVICE, INC. under the laws of the State of California.

     2. Further Assignments or Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the Surviving Corporation the title to any property or rights of Merging Corporation, or otherwise carry out the provisions hereof, the proper officers and directors of Merging Corporation, as of the effective date of the merger, shall execute and deliver all proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the Surviving Corporation, and otherwise carry out the provisions hereof.

     3. Basis of Converting Shares.

          (a) At the effective date of the merger, each share of the common stock of the Merging Corporation (other than shares held by Merging Corporation as treasury shares) shall be converted into one (1) fully paid and non-assessable share of common stock of the Surviving Corporation.

          (b) Any shares of the Merging Corporation, common or preferred, held by the Merging Corporation in its treasury on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation.

     4. Board of Survivor. The present Board of Directors of GOODHEW AMBULANCE SERVICE, INC. shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

     5. Articles of Survivor. The Articles of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the Articles of the Surviving Corporation until altered, amended as provided therein, or as provided by law.

     6. Bylaws of Survivor. The bylaws of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     7. Miscellaneous.

          (a) This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (b) The validity, interpretation, effect of, effective date and performance of this agreement shall be controlled by and construed under the laws of the State of California, the state in which this agreement is being executed.

     Executed on August 7, 1997, at Fremont, California.

CRIPPEN AMBULANCE SERVICE, INC.


By: /s/ Gregory K. Guckes
    -----------------------------------
     Gregory K. Guckes, President


By: /s/ William B. Cooper
    -----------------------------------
    William B. Cooper, Assistant
    Secretary


GOODHEW AMBULANCE SERVICE, INC.


By: /s/ Gregory K. Guckes
    -----------------------------------
     Gregory K. Guckes, President


By: /s/ William B. Cooper
    -----------------------------------
    William B. Cooper, Assistant
    Secretary

                         GOODHEW AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of GOODHEW AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 7, 1997


/s/ Gregory K. Guckes
---------------------------------------
Gregory K. Guckes, President


/s/ William B. Cooper
---------------------------------------
William B. Cooper, Assistant Secretary

                         CRIPPEN AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of CRIPPEN AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 7, 1997


/s/ Gregory K. Guckes
---------------------------------------
Gregory K. Guckes, President


/s/ William B. Cooper
---------------------------------------
William B. Cooper, Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                            ARTICLES OF INCORPORATION
                                       of
                         GOODHEW AMBULANCE SERVICE, INC.
                            a California Corporation

     GREGORY K. GUCKES and WILLIAM B. COOPER hereby certify that:

     1. They are the President and Assistant Secretary, respectively of Goodhew Ambulance Service, Inc. (the "Corporation"), a California Corporation.

     2. The Board of Directors of the Corporation has approved the following amendment to the Articles of Incorporation of the Corporation:

                                       "I

     The name of this corporation is AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA."

     3. The foregoing amendment of the Articles of Incorporation of the Corporation has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of each class entitled to vote on this amendment was one (1). The number of shares voting in favor of the amendment was one (1), which constitutes more than a simple majority of these shares, thus exceeding the vote required to approve this amendment.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: August 7, 1997.


/s/ Gregory K. Guckes
---------------------------------------
Gregory K. Guckes, President


/s/ William B. Cooper
---------------------------------------
William B. Cooper, Assistant Secretary

                           AGREEMENT OF MERGER BETWEEN
                         ADAMS AMBULANCE SERVICES, INC.
                                       and
                         GOODHEW AMBULANCE SERVICE, INC.
                       (Under Section 1101 of the General
                   Corporation Law of the State of California)

     This Agreement of Merger is entered into between GOODHEW AMBULANCE SERVICE, INC., a California corporation (herein "Surviving Corporation") and ADAMS AMBULANCE SERVICE, INC., a California corporation (herein "Merging Corporation"), on August 7, 1997. The Surviving Corporation and the Merging Corporation agree as follows:

                                    RECITALS

     A. Merging Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Merging Corporation is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     B. Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Surviving Corporation is a wholly owned subsidiary of LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware corporation, which is a wholly owned subsidiary of CARELINE, INC., a Delaware corporation; and

     C. Surviving Corporation and Merging Corporation are brother-sister corporations, each having the ultimate common parent of CARELINE, INC., a Delaware corporation; and

     D. GOODHEW AMBULANCE SERVICE, INC. is to be the surviving corporation, as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

     IT IS AGREED AS FOLLOWS:

     1. Merger. Merging Corporation shall be merged into GOODHEW AMBULANCE SERVICE, INC. under the laws of the State of California.

     2. Further Assignments or Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the Surviving Corporation the title to any property or rights of Merging Corporation, or otherwise carry out the provisions hereof, the proper officers and directors of Merging Corporation, as of the effective date of the merger, shall execute and deliver all proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the Surviving Corporation, and otherwise carry out the provisions hereof.

     3. Basis of Converting Shares.

          (a) At the effective date of the merger, each share of the common stock of the Merging Corporation (other than shares held by Merging Corporation as treasury shares) shall be converted into one (1) fully paid and non-assessable share of common stock of the Surviving Corporation.

          (b) Any shares of the Merging Corporation, common or preferred, held by the Merging Corporation in its treasury on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation.

     4. Board of Survivor. The present Board of Directors of GOODHEW AMBULANCE SERVICE, INC. shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

     5. Articles of Survivor. The Articles of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the Articles of the Surviving Corporation until altered, amended as provided therein, or as provided by law.

     6. Bylaws of Survivor. The bylaws of GOODHEW AMBULANCE SERVICE, INC., as existing on the effective date of the merger, shall continue in full force as the bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     7. Miscellaneous.

          (a) This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (b) The validity, interpretation, effect of, effective date and performance of this agreement shall be controlled by and construed under the laws of the State of California, the state in which this agreement is being executed.

     Executed on August 7, 1997, at Fremont, California.

                                          ADAMS AMBULANCE SERVICE, INC.


                                          By: /s/ Gregory K. Guckes
                                              ----------------------------------
                                              Gregory K. Guckes, President


                                          By: /s/ William B. Cooper
                                              ----------------------------------
                                              William B. Cooper, Assistant
                                              Secretary


                                          GOODHEW AMBULANCE SERVICE, INC.


                                          By: /s/ Gregory K. Guckes
                                              ----------------------------------
                                              Gregory K. Guckes, President


                                          By: /s/ William B. Cooper
                                              ----------------------------------
                                              William B. Cooper, Assistant
                                              Secretary

                         GOODHEW AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of GOODHEW AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 7, 1997


                                          /s/ Gregory K. Guckes
                                          --------------------------------------
                                          Gregory K. Guckes, President


                                          /s/ William B. Cooper
                                          --------------------------------------
                                          William B. Cooper, Assistant Secretary

                          ADAMS AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Assistant Secretary, respectively, of ADAMS AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 7, 1997


                                          /s/ Gregory K. Guckes
                                          --------------------------------------
                                          Gregory K. Guckes, President


                                          /s/ William B. Cooper
                                          --------------------------------------
                                          William B. Cooper, Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

     The undersigned certify that:

     1. They are the Vice President and Assistant Secretary of the corporation.

     2. The name of the corporation is American Medical Response of Southern California.

     3. Article VI of the Articles of Incorporation of this corporation is amended to read as follows:

                 "That the number of directors shall be one (1)"

     4. The foregoing amendment has been duly approved by the Board of Directors.

     5. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of this Corporation is 486. The number of shares voting in favor of the Amendment was 100%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: 11/1/00


                                          /s/ Gino Porazzo
                                          --------------------------------------
                                          Gino Porazzo, Asst. Secretary


                                          /s/ Lori A. E. Evans
                                          --------------------------------------
                                          Lori A. E. Evans, Vice President